UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 19, 2017

(Date of earliest event reported)

Banyan Rail Services Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9043 (Commission File Number)	36-3361229 (I.R.S. Employer Identification No.)

5200 Town Center Circle, Suite 550, Boca Raton, Florida (Address of principal executive offices)	33486 (Zip Code)

(561) 617-8050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 19, 2017, Banyan Rail Services Inc. (the “Company”) engaged Zachary Salum Auditors P.A. (the “New Accounting Firm”) as its new independent registered public accounting firm effective immediately. The Company notified Daszkal Bolton LLP (the “Former Accounting Firm”) that it had been dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the change in independent accountants.

The audit report of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal years ended December 31, 2015 and 2014, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2016 and 2015 and through January 19, 2017, there were no (a) disagreements between the Company and the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference thereto in connection with its opinion on the financial statements for such years or (b) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided the Former Accounting Firm with a copy of this Current Report on Form 8-K, and requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether the Former Accounting Firm agrees with the above statements. A copy of such letter, dated January 23, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of the New Accounting Firm, the Company did not consult with the New Accounting Firm regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, as such terms are used in paragraphs (a)(1)(iv) and (v), respectively, of Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Daszkal Bolton LLP, dated January 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banyan Rail Services Inc.

By:	/s/ Christopher J. Hubbert
Name: Title:	Christopher J. Hubbert Secretary

Dated January 24, 2017